SCHEDULE 14A

                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                     of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as
      permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive  Additional  Materials
/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          METROPOLIS REALTY TRUST, INC.
 ...............................................................................
                (Name of Registrant as Specified In Its Charter)
 ...............................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/   No Fee Required

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:

      .........................................................................

      2) Aggregate number of securities to which transaction applies:

      .........................................................................

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      .........................................................................

      4) Proposed maximum aggregate value of transaction:

      .........................................................................

      5) Total fee paid:

      .........................................................................
/  /   Fee paid previously by written preliminary materials.

/  / Check box if any part of the fee is offset as provided by Exchange Act Rule
 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

      ..........................................................................

         2) Form Schedule or Registration Statement No.:

      .........................................................................

         3) Filing Party:

      .........................................................................

         4) Date Filed:

      .........................................................................

762443.5

                          METROPOLIS REALTY TRUST, INC.
                         c/o Victor Capital Group, L.P.

                                605 Third Avenue
                                   26th Floor

                            New York, New York 10016

                                November 18,1998

Dear Stockholders:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Metropolis Realty Trust, Inc., to be held at 10:00 a.m., local time, on Friday, December 18, 1998, at the law offices of Battle Fowler, LLP, 75 East 55th Street, New York, New York. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon at the meeting. I urge you to review them carefully.

     It is important that your shares be represented and voted at the meeting. Whether or not you personally plan to attend the meeting, please take a few moments now to sign, date and return your proxy in the enclosed postage-paid envelope. This will not limit your right to vote in person should you wish to attend the meeting. Regardless of the number of shares you own, your presence by proxy is important to establish a quorum, and your vote is important for proper corporate governance.

     Thank you for your interest in Metropolis Realty Trust, Inc.

                                                      Sincerely,

                                                      /s/ Lee S. Neibart
                                                      --------------------------
                                                      Lee S. Neibart
                                                      President and Director

762443.5

                          METROPOLIS REALTY TRUST, INC.

                         c/o Victor Capital Group, L.P.
                                605 Third Avenue

                                   26th Floor
                            New York, New York 10016

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 18, 1998

To the Stockholders of
 Metropolis Realty Trust, Inc.:

           NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Metropolis Realty Trust, Inc., a Maryland corporation (the "Company") will be held on Friday, December 18, 1998 at 10:00 a.m. local time, at the law offices of Battle Fowler, LLP for the following purposes:

                     1. To consider and vote upon a proposal to elect one Class I director and two Class II directors of the Company to serve on the Board of Directors until the Annual Meeting of Stockholders in 2001 and until their successors are duly elected and qualify; and

                     2. To consider and vote upon a proposal to ratify the selection of Deloitte & Touche L.L.P. as the independent auditors of the Company for the fiscal year ending December 31, 1998; and

                     3. To transact such other business that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

           Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

           Only stockholders of the Company of record as of the close of business on November 16, 1998 will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

           You are requested to complete and sign the enclosed form of proxy, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

By Order of the Board of Directors,

/s/John Jacobson
-----------------------
John Jacobsson

Secretary

New York, New York
November 18, 1998

           WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

762443.5

                          METROPOLIS REALTY TRUST, INC.

                         c/o Victor Capital Group, L.P.
                                605 Third Avenue

                                   26th Floor
                            New York, New York 10016

                                 PROXY STATEMENT

                     FOR 1998 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 18, 1998

                                                              November 18, 1998

           This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Metropolis Realty Trust, Inc., a Maryland corporation (the "Company") for use at the 1998 Annual Meeting of Stockholders of the Company to be held on Friday, December 18, 1998, at 10:00 a.m. local time and at any adjournment or postponement thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to consider and vote upon a proposal (1) to elect one Class I director and two Class II directors of the Company, (2) to ratify the selection of Deloitte & Touche L.L.P. as the independent auditors of the Company for the fiscal year ending December 31, 1998, and (3) to act upon any other matter properly brought before the Annual Meeting or any adjournment or postponement thereof.

           This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about November 18, 1998. The Board of Directors has fixed the close of business on November 16, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, $10.00 par value per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. For the election of the Class I director, only stockholders of record of the Company's Class B Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. For the election of Class II directors, stockholders of record of the Company's Class A Common Stock and Class B Common Stock at the close of business on the Record Date, voting as a single class will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 12,966,646 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

           The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of all of the votes cast at the Annual Meeting (or, prior to the occurrence of a Simplification Event (as defined in the Charter of the Company), a plurality of the votes of a particular class of stock entitled to elect a director), provided that a quorum is present, is required for the election of directors. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of a majority of all of the votes cast at the Annual Meeting (provided that a quorum is present) is necessary to approve the proposal to ratify the selection of the Company's auditors and to approve any other matters properly presented at the Annual Meeting. For purposes of the vote on the ratification of the selection of the Company's auditors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Under Maryland law, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting.

762443.5

           Stockholders of the Company are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares of Common Stock represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for the Class I and Class II directors of the Company named in this Proxy Statement, and FOR ratification of the Board of Directors' selection of Deloitte & Touche L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1998. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Annual Meeting. If any other matter is presented, proxies will be voted in accordance with the discretion of the proxy holders.

           A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person, whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. Any instrument of revocation should be sent to Metropolis Realty Trust, Inc. c/o Victor Capital Group, L.P., 605 Third Avenue, 26th Floor, New York, New York 10016, Attention: Secretary

           The Company's 1997 Annual Report on Form 10-K (the "Annual Report"), and the Company's Quarterly Report on Form 10-Q for the quarter ending September 30, 1998 (the "Quarterly Report"), are being mailed to stockholders concurrently with this Proxy Statement. The Annual Report and the Quarterly Report, however, are not part of the proxy solicitation material. Additional copies of the Annual Report for the year ended December 31, 1997, and the Quarterly Report may be obtained, without charge, by writing to the Company at the address above.

                        PROPOSAL 1: ELECTION OF DIRECTORS

           The Board of Directors of the Company consists of nine directors who are divided into five classes. The initial term of the first class expired in 1997; the initial terms of the second, third, fourth and fifth classes will expire in 1998, 1999, 2000 and 2001 respectively. As the term of each class expires, directors in that class will be elected by the stockholders of the Company for a term of years which will expire in 2001, after which time all five classes of directors will be elected for one year terms. Lee S. Neibart, the Class I director, continues to serve as a director pursuant to Section 2-405(a) of The Maryland General Corporation Law, which states that if directors are not elected "at the designated time", such directors automatically hold over "until their successors are elected and qualify".

           At the Annual Meeting, one Class I director and two Class II directors will be elected to serve on the Board of Directors until the Annual Meeting of Stockholders in 2001 or until their successors are duly elected and qualify or until their earlier death, resignation or removal. The Board of Directors has nominated Lee S. Neibart to serve as the Class I director of the Company, to be voted on by all Class B stockholders of record as of the Record Date, and Bruce Spector and David Roberts to serve as the Class II directors, to be voted on by all Class A and Class B stockholders of record as of the Record Date. Mr. Neibart is currently serving as a Class I director and Mr. Spector and Mr. Roberts are both currently serving as Class II directors of the Company. The Board of Directors anticipates that Mr. Neibart, Mr. Spector and Mr. Roberts will all serve, if elected, as directors of the Company. However, if Mr. Neibart, Mr. Spector or Mr. Roberts are unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

           The following discussion sets forth the names, ages and business histories of the nominees for Class I and Class II director and the six directors whose terms will continue after the Annual Meeting, and the year of the annual meeting of stockholders at which each director's term will expire (assuming, in the case of the nominees, that they are elected). All of the following directors were initially elected or appointed as directors in 1996, with the exception of John R. Jacobsson, who was elected in September 1997 by the Class B stockholders.

762443.5

Information Regarding Nominees and Directors

Nominee for Election at 1998 Annual Meeting (Term to Expire in 2001)

           Lee S. Neibart (age 48) is a partner of Apollo Real Estate Advisors, L.P., with which he has been associated since 1993, and directs portfolio and asset management. From 1979 to 1993, he was Executive Vice President and Chief Operating Officer of the Robert Martin Company, a private real estate development and management firm. Mr. Neibart is a director of Atlantic Gulf Communities Corp., a land development company, Koger Equity, Inc., NextHealth, Inc., an owner and operator of spa and wellness facilities, and Roland International Corporation, a land development company. Mr. Neibart received a BA from the University of Wisconsin and an MBA from New York University.

Nominee for Election at 1998 Annual Meeting (Term to Expire in 2001)

           Bruce  H.  Spector  (age  56) is a  partner  of  Apollo  Real  Estate
Advisors, L.P., with which he has been associated since 1993 and has been responsible for advising on matters of reorganization strategy. From 1967 to 1992, Mr. Spector was a member of the law firm of Stutman, Treister and Glatt, spending a substantial amount of that time as a senior partner and head of the firm's executive committee. Mr. Spector is a director of NextHealth, Inc., Telemundo Station Group, Inc., a national Spanish-language oriented television producer, United International Holding, Inc., a designer and owner of cable and telephone systems outside of North America, and Vail Resorts, Inc. Mr. Spector received a B.A. from the University of Southern California and a J.D. from the UCLA School of Law.

Nominee for Election at 1998 Annual Meeting (Term to Expire in 2001)

           David Roberts (age 36) has been a Managing Director of Angelo, Gordon & Co., L.P. ("Angelo, Gordon") an investment management firm, since 1993, where he oversees the firm's real estate and special situations investment activities. From 1988 until 1993, Mr. Roberts was a principal of Gordon Investment Corporation, a Canadian merchant bank, where he participated in a wide variety of principal transactions including investments in the real estate and mortgage banking industries. Prior to that, Mr. Roberts worked in the Corporate Finance Department of L.F. Rothschild & Co. Incorporated, an investment bank, as a Senior Vice President specializing in mergers and acquisitions. Mr. Roberts has a B.S. in Economics from the Wharton School of Business and Finance of the University of Pennsylvania.

Recommendation of the Board of Directors

           The Board of Directors of the Company recommends a vote FOR Lee S. Neibart as Class I director of the Company and Bruce Spector and David Roberts as Class II directors of the Company to hold office until the Annual Meeting of Stockholders in 2001 and until their successors are duly elected and qualify. Proxies received by the Board of Directors will be so voted unless stockholders specify a contrary choice in their proxy.

Continuing Class III Directors (Term to  Expire in 1999)

           John R. Jacobsson (age 30) is a partner of Apollo Real Estate Advisors, L.P. with which he has been associated since 1993 and is responsible for investments. Prior to 1993, Mr. Jacobsson was associated with the

762443.5
acquisitions group of Trammell Crow Ventures, a real estate investment firm. Mr. Jacobsson is a director of Koger Equity, Inc. and Roland International Corporation. Mr. Jacobsson received a B.A. from Harvard College in 1990.

           David A. Strumwasser (age 46) is a principal of Whippoorwill Associates, Incorporated ("Whippoorwill"), an investment management firm, and has served as a Managing Director and General Counsel of Whippoorwill since 1993. From 1984 to 1993, Mr. Strumwasser was a Partner and co-head of the Bankruptcy and Reorganization Practice at the New York law firm of Berlack, Israels & Liberman LLP. Prior to that, he practiced bankruptcy law at Anderson Kill & Olick, LLP, from 1981 to 1984, and at Weil, Gotshal & Manges LLP, from 1976 to 1979. From 1979 to 1981, Mr. Strumwasser was an Assistant Vice President at Citicorp Industrial Credit, Inc. Mr. Strumwasser received a B.A. in political science from the State University of New York at Buffalo in 1973, and a J.D. from Boston College Law School in 1976.

Continuing Class IV Directors (Term to Expire in 2000)

           William L. Mack (age 58) is the managing partner of Apollo Real Estate Advisors, L.P.("AREA"), the manager of three opportunistic real estate investment funds, which he founded in 1993 and serves as President of its corporate general partner. Beginning in 1969, Mr. Mack served as Managing Partner of the Mack Company, where he oversaw the dynamic growth of the Mack Company's office, industrial, retail and hotel facilities. Mr. Mack has served as a director of Mack-Cali Realty Corporation since the 1997 merger of the Mack Company's office portfolio into Mack-Cali. Mr. Mack is also a director of The Bear Stearns Companies, Inc., an investment banking firm, Koger Equity, Inc., a REIT which owns and operates suburban office parks in the Southeast and the Southwest, Vail Resorts, Inc., an owner and operator of Colorado ski resorts. Mr. Mack attended the Wharton School of Business and Finance at the University of Pennsylvania and received a B.S. degree in business administration, finance and real estate from New York University.

           Ralph F. Rosenberg (age 34) has been a Vice President in the Merchant Banking Division at Goldman, Sachs & Co. since August of 1998 and previous to that he was a Vice President in the Investment Banking Division at Goldman, Sachs & Co. since 1994. Prior to that he was an Associate in the Real Estate Principal Investment Area from 1992 to 1994, and he served as an Associate in the Real Estate Department from 1990 to 1992. Mr. Rosenberg was a Financial Analyst at Goldman, Sachs & Co. from 1986 until 1988. Mr. Rosenberg is a director of Cadillac Fairview Corporation and Rockefeller Center Properties, Inc. He received a B.A. from Brown University in 1986, and an M.B.A. from the Stanford Graduate School of Business in 1990.

Continuing Class V Directors (Term to  Expire in 2001)

           Russel S. Bernard (age 40) is a principal of Oaktree Capital Management, LLC ("Oaktree"), with which he has been involved since 1995, and is the portfolio manager of Oaktree's real estate and mortgage funds. Prior to joining Oaktree in 1995, Mr. Bernard was a Managing Director of Trust Company of the West (TCW). Under subadvisory relationships with Oaktree, Mr. Bernard continues to serve as portfolio manager for the TCW Special Credits distressed mortgage funds. From 1986 to 1994, Mr. Bernard was a partner in Win Properties, Inc., a national real estate investment company, where he was responsible for the acquisition, financing and operation of a national real estate portfolio. Mr. Bernard is a director of Cadillac Fairview Corporation, which owns, manages and develops shopping centers and office and mixed use properties in the U.S. and Canada. Mr. Bernard holds a B.S. in Business Management and Marketing from Cornell University.

           John R. Klopp (age 44) is a Trustee, the Chief Executive Officer and a Vice Chairman of Capital Trust, a specialty finance company focused on the commercial real estate industry. Mr. Klopp is a founder and has been a Managing Partner of Victor Capital Group ("VCG") since 1989. VCG is presently a subsidiary of Capital Trust. From 1982 to 1989, Mr. Klopp was a Managing Director and co-head of Chemical Realty Corporation ("Chemical Realty"), the real estate investment banking affiliate of Chemical Bank. Prior to founding Chemical Realty, he held various positions in Chemical Bank's Real Estate Division and was responsible for originating, closing and monitoring portfolios of construction and interim loans. He received a B.A. from Tufts University in 1976 with a major in economics, and an M.B.A. in 1978 from the Wharton School of Business and Finance at the University of Pennsylvania with a major in real estate and finance.

762443.5

Executive Officers

           The following discussion sets forth the names, ages and business histories of the executive officers of the Company. Each of the following individuals has served as an executive officer of the Company since 1996, with the exception of Andrew Cohen who has served since 1997, and it is anticipated that each will be re-elected and continue to serve in their respective positions.

Name                           Age                  Office                    Business History

William L. Mack                58         Chairman of the Board         See above biography.

Lee S. Neibart                 48         President                     See above biography.

John R. Klopp                  44         Vice President                See above biography.

John R. Jacobsson              30         Vice President                See above biography.
                                           Secretary

Stuart F. Koenig               46         Treasurer                     Mr. Koenig has been associated with Apollo Real
                                                                        Estate Advisors, L.P. since 1995 and is its Chief
                                                                        Financial Officer.  Prior to that time, Mr. Koenig was
                                                                        a Vice President in the Real Estate Principal
                                                                        Investment Area of Goldman, Sachs & Co., where he
                                                                        served as Controller and Director of Investor Relations
                                                                        for the Whitehall real estate investment funds.  Mr.
                                                                        Koenig received a BA in English from the State
                                                                        University of New York at Binghamton and an MBA
                                                                        in Accounting from the Bernard M. Baruch College of
                                                                        the City University of New York.

Andrew S. Cohen                37         Vice President                Mr. Cohen has been associated with Apollo Real
                                                                        Estate Advisors, L.P. since 1996 and is responsible for
                                                                        asset management, including leasing, financing and
                                                                        dispositions.  From 1987 to 1996, Mr. Cohen was with
                                                                        Park Tower Realty Corp., a New York based
                                                                        development company, where he was most recently a
                                                                        Senior Vice President responsible for finance and asset
                                                                        management.  Mr. Cohen received a B.A. from Brown
                                                                        University and an MBA from Columbia Business
                                                                        School.

Jeremy FitzGerald              35         Assistant Secretary           Ms. FitzGerald has been a managing director of
                                                                        Capital Trust since July 1997.  Prior to that time, Ms.
                                                                        FitzGerald served as a principal of Victor Capital and
                                                                        had been employed in various positions at such firm
                                                                        since May 1990.  She was previously employed in
                                                                        various positions at PaineWebber Incorporated. Ms.
                                                                        FitzGerald holds a B.A. from the University of
                                                                        Virginia and a Masters in Business Administration
                                                                        from Columbia Business School.




762443.5

                           RELATED PARTY TRANSACTIONS

           The  following   represent  all  related  party  transactions  as  of
September 30, 1998, as reported on the Company's Form 10-Q for the quarter then ended.

           Asset Management - The Company has entered into an Asset Management Agreement with a company (The "Asset Manager") which is directly affiliated with John R. Klopp. One of these stockholders is also a Director and Officer of the Company. The Asset Manager provides asset advisory, consultation and management services for the Company. Fees for such services are payable at a rate of $25,000 per month, in arrears. The Asset Management Agreement also provides for reimbursement of costs and expenses for contractors and professionals, as incurred. Asset management fees incurred for each of three and nine months ended September 30, 1998 and 1997 aggregated approximately $75,000 and $225,000 respectively.

           Property Management - The Company has entered into a Management and Leasing Agreement with Tishman Speyer Properties, L.P. or its affiliates (The "Property Manager/Leasing Agent") which is an affiliate of a stockholder. The Property Manager/Leasing Agent manages and operates the property and provides all supervisory, management and leasing services. The Management and Leasing Agreement provides for a fee of 1.5% of Gross Revenues, payable monthly and reimbursement for overhead and all reasonable out-of-pocket-expenses incurred. The Management and Leasing Agreement also provides for leasing commissions to be calculated on a sliding scale percentage basis of a lease's base rent. Fees incurred under the Management and Leasing Agreement for the three and nine months ended September 30, 1998 aggregated approximately $837,000 and $2,176,000, respectively. Fees incurred for the three and nine months ended September 30, 1997 aggregated approximately $432,000 and $1,670,000, respectively.

An affiliate of the Property Manager/Leasing Agent provides cleaning services for the Properties. Fees paid for cleaning services for the three and nine months ended September 30, 1998 totaled $1,002,000 and $3,036,000 respectively. Fees paid for the three and nine months ended September 30, 1997 totaled $964,000 and $3,232,000, respectively.

           REIT Management - The Company has entered into a REIT Management Agreement with the Property Manager/Leasing Agent ("REIT Manager"). The REIT Manager performs certain accounting, administrative and monitoring services. The REIT Management Agreement provides for compensation to the REIT Manager of a monthly fee and reimbursement of documented out-of-pocket expenses. Fees incurred under the REIT Management Agreement for the three and nine months ended September 30, 1998 aggregated $31,000 and $110,000, respectively. Fees incurred for the three and nine months ended September 30, 1997 aggregated $31,000 and $109,000, respectively.

                             EXECUTIVE COMPENSATION

           The Company has no employees. The officers of the Company will not receive any compensation from the Company or any of its subsidiaries, other than any compensation they may receive as directors. The members of the Board of Directors each receive as an annual retainer (i) $10,000 which will be paid in cash, and (ii) 400 shares of Common Stock to be issued under the Metropolis Realty Trust, Inc. 1996 Directors' Stock Plan effective October 10, 1996 (the "Stock Plan"). Such cash and stock will be paid to the current Board of Directors at the time of the 1998 Annual Meeting of Stockholders. Each director receives an additional payment of $750 for each Board meeting attended. Upon election to the Board of Directors, each initial director received options to purchase 3,000 shares of the Company's Common Stock all of which have vested and are exercisable at $25.00 per share. In March 1998, John Jacobsson, a new director, was granted 400 shares of Common Stock and options entitling him to purchase an aggregate of 3,000 shares of Common Stock at an exercise price of $42.50 per share. Of such options, 2,000 are currently exercisable and 1,000 become exercisable on October 10, 1999. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT".

           The Company has purchased a directors' and officers' liability insurance policy in the amount of $10,000,000.

762443.5

                           BOARD OF DIRECTORS MEETINGS

           The business of the Company is conducted under the general management of its Board of Directors as required by the Company's By-laws and the laws of Maryland. There are presently nine directors. During the year ended December 31, 1997, the Board of Directors held ten meetings. All of the directors attended at least 75% of the total number of meetings of the Board of Directors.

                             STOCK PERFORMANCE GRAPH

           The Registrant's securities do not actively trade, and are not traded on any exchange or included for quotation on any automated quotation system. Therefore, the Company's securities do not have a fair market value that can be readily determined for comparison to either a broad equity market index or an industry index.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth as of November 9, 1998, certain information regarding the beneficial ownership of shares of Common Stock by (i) each director of the Company, (ii) each executive officer of the Company, (iii) by all directors and executive officers of the Company as a group and (iv) by persons who own more than 5.0% of the shares of Common Stock. Except as otherwise described below, all shares of Common Stock are owned directly and the indicated person has sole voting and investment power.

                                                                       Number of Shares          Percent of Common
Name and Address of Beneficial Owner                                  Beneficially Owned      Stock

Principal Stockholders

Apollo Real Estate Investment Fund, L.P. (1)                           4,936,060             38.1%
The TCW Group, Inc.(2)                                                 2,254,341             17.4%
Oaktree Capital Management, LLC (3)                                    1,913,263             14.8%
Whitehall Street Real Estate, Limited Partnership V (4)                1,122,821              8.7%
Angelo, Gordon & Co., L.P. (5)                                           818,739              6.3%
Intermarket Corp. (6)                                                    890,862              6.9%

Directors and Executive Officers

William L. Mack (7)                                                        3,400              *
Lee S. Neibart (8)                                                         3,400              *
John R. Jacobsson (9)                                                      2,400              *
Bruce H. Spector (10)                                                      3,400              *
John R. Klopp (11)                                                        23,400              *
Russel S. Bernard (12)                                                     3,000              *
Ralph F. Rosenberg (13)                                                    3,000              *
David A. Strumwasser (14)                                                  3,400              *
David Roberts (15)                                                         3,000              *
                                                                          ------
Directors and Executive Officers as a group (9 persons) (16)              48,400              *
                                                                          ======


*          Less than 1%

(1) Held of record by Atwell & Co., c/o The Chase Manhattan Bank, N.A., 4 New York Plaza, New York, NY 10004.

762443.5

(2) Includes 1,586,814 shares as to which voting and dispositive power is shared with Oaktree Capital Management, LLC ("Oaktree"), as an investment sub-adviser to TCW Asset Management Company. Also includes 667,527 shares held by various limited partnerships, trusts and third party accounts for which TCW Special Credits acts as general partner or investment manager. The shares shown are held of record by (i) Taylor & Co., c/o Sanwa Bank California Trust Operations, 1977 Saturn Street, Montrerey Park, CA 91754 (1,848,248 shares), and (ii) Salkeld & Co., c/o Bankers Trust Company, 14 Wall Street, New York, NY 10015 (406,093 shares)

(3) Includes 1,586,814 shares as to which voting and dispositive power is shared with TCW Asset Management Company, which acts as general partner or investment manager for certain funds and accounts for which Oaktree acts as an investment sub-adviser. Also includes 284,839 shares held by certain limited partnerships of which Oaktree is general partner and 41,210 shares held by a third party account for which Oaktree acts as investment manager. The 176,049 shares as to which Oaktree has sole voting and dispositive power are held of record by Cun & Co., c/o The Bank of New York, One Wall Street, New York, NY 10005. Also includes 400 shares held directly by Oaktree Capital Management, LLC.

(4) Held of record by WSB Realty LLC, (1,122,421 shares) and The Goldman Sachs Group, L.P. (400 shares) 85 Broad Street, New York, NY 10004.

(5)        Angelo, Gordon & Co., L.P.'s address is 245 Park Avenue, New York, NY
           10167.

(6)        Intermarket  Corp.'s  address is 667  Madison  Avenue,  New York,  NY
           10021.

(7) Does not include shares owned by Apollo. Includes 400 shares of Common Stock and 3,000 shares of Common Stock issuable pursuant to the options granted to Mr. Mack under the Stock Plan that were exercisable as of November 9, 1998. Mr. Mack is a the managing partner of Apollo Real Estate Advisors, L.P., the general partner of Apollo, and the President of its corporate general partner. Mr. Mack disclaims beneficial ownership of the shares of Common Stock owned by Apollo.

(8) Does not include shares owned by Apollo. Includes 400 shares of Common Stock and 3,000 shares of Common Stock issuable pursuant to the options granted to Mr. Neibart under the Stock Plan that were exercisable as of November 9, 1998. Mr. Neibart is a partner of Apollo Real Estate Advisors, L.P. Mr. Neibart disclaims beneficial ownership of the shares of Common Stock owned by Apollo.

(9) Includes 400 shares issued to Mr. Jacobsson in 1998 pursuant to the Stock Plan and options to acquire 2,000 shares of the Company that were issued to Mr. Jacobsson in 1998 pursuant to the Stock Plan that were exercisable as of November 9, 1998. Does not include shares owned by Apollo. Mr. Jacobsson is a partner of Apollo Real Estate Advisors, L.P. Mr. Jacobsson disclaims beneficial ownership of the Common Stock owned by Apollo.

(10) Does not include shares owned by Apollo. Includes 400 shares of Common Stock and 3,000 shares of Common Stock issuable pursuant to the options granted to Mr. Spector under the Stock Plan that were exercisable as of November 9, 1998. Mr. Spector is a partner of Apollo Real Estate Advisors, L.P. Mr. Spector disclaims beneficial ownership of the shares of Common Stock owned by Apollo.

(11) Includes 20,400 shares of Common Stock and 3,000 shares of Common Stock issuable pursuant to the options granted to Mr. Klopp under the Stock Plan that were exercisable as of November 9, 1998.

(12) Does not include shares owned by funds and accounts managed by Oaktree. Includes 3,000 shares of Common Stock issuable pursuant to the options granted to Mr. Bernard under the Stock Plan that were exercisable as of November 9, 1998. Mr. Bernard is a principal of Oaktree. Mr. Bernard disclaims beneficial ownership of the shares of Common Stock owned by funds and accounts managed by Oaktree. Mr. Bernard is required to transfer to funds managed by Oaktree any shares of Common Stock he either receives directly under the Company's Stock Plan or purchases upon an exercise of options granted under the Company's Stock Plan.

(13) Does not include shares owned by Whitehall. Includes 3,000 shares of Common Stock issuable pursuant to the options granted to Mr. Rosenberg under the Stock Plan that were exercisable as of November 9, 1998. Mr. Rosenberg disclaims beneficial ownership of the shares of Common Stock owned by Whitehall. Mr. Rosenberg is a Vice President of Goldman, Sachs & Co. Pursuant to Mr. Rosenberg's employment arrangements with Goldman Sachs, Mr. Rosenberg is required to transfer to Goldman Sachs any shares of Common Stock he receives either directly under the Company's Stock Plan or purchases upon an exercise of options granted under the Company's Stock Plan.

(14) Does not include 314,024 shares held by various limited partnerships, trusts and third party accounts for which Whippoorwill Associates, Inc. has discretionary authority and acts as general partner or investment manager. Includes 400 shares of Common Stock and 3,000 shares of Common Stock issuable pursuant to the options granted to Mr. Strumwasser under the Stock Plan that were exercisable as of November 9, 1998. Mr. Strumwasser is a principal of and Managing
           Director and General Counsel of Whippoorwill Associates. Mr. Strumwasser disclaims beneficial ownership of the shares of Common Stock owned by discretionary accounts managed by Whippoorwill Associates as set forth above.

(15) Does not include shares owned by Angelo, Gordon. Includes 3,000 shares of Common Stock issuable pursuant to the options granted to Mr. Roberts under the Stock Plan that were exercisable as of November 9, 1998. Mr. Roberts is a Managing Director of Angelo, Gordon. Mr. Roberts disclaims beneficial ownership of the shares of Common Stock owned by Angelo, Gordon.

762443.5

(16) See notes 1 through 15 above with respect to the nature of the ownership of Directors and Executive Officers as a group, including disclaimers of beneficial ownership described therein.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

           Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("10% Holders"), to file reports of ownership and changes in ownership with the Commission. Officers, directors and 10% Holders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% Holders were properly and timely satisfied.

          PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

           The Board of Directors of the Company has selected the accounting firm of Deloitte & Touche L.L.P. to serve as independent auditors of the Company for the fiscal year ending December 31, 1998. Deloitte & Touche L.L.P. has served as the Company's independent auditors since the Company's formation in 1996 and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity. A representative of Deloitte & Touche L.L.P. will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

           Although the Company is not required to submit the ratification of the selection of its independent auditors to a vote of stockholders, the Board of Directors believes that it is a sound policy to do so. If the majority of the votes cast are against the selection of Deloitte & Touche L.L.P., the directors will consider the vote and the reasons therefor in future decisions on the selection of independent auditors.

Recommendation of the Board of Directors

           The Board of Directors recommends a vote FOR the proposal to ratify the selection of Deloitte & Touche L.L.P. as independent auditors of the Company for the fiscal year ending December 31, 1998.

                             SOLICITATION OF PROXIES

           The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The expenses of solicitation of proxies for the Annual Meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by officers of the Company, who will receive no additional compensation therefor. The Company has retained Continental Stock Transfer and Trust Company to assist with the mailing of this proxy statement and related materials. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of shares of Common Stock of the Company.

                              STOCKHOLDER PROPOSALS

           The Board of Directors will provide for the presentation of proposals by the Company's stockholders at its annual meeting of stockholders for 1999, provided that such proposals are submitted by eligible stockholders who have complied with the relevant regulations of the Commission regarding stockholder proposals and the Company's By-Laws, a copy of which is available upon written request from the Secretary of the Company. Stockholder proposals intended to be submitted for presentation at the Company's annual meeting of stockholders

762443.5
for 1999 must be in writing and must be received by the Company at its executive offices on or before May 15, 1999 for inclusion in the Company's proxy statement and the form of proxy relating to the 1999 annual meeting. Any such proposal should be mailed to: Metropolis Realty Trust, Inc. c/o Victor Capital Group, L.P., 605 Third Avenue, 26th Floor, New York, New York 10016, Attention:
Secretary.

                                  OTHER MATTERS

           The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/John Jacobson
---------------------
John Jacobsson
Secretary

New York, New York
November 18,1998

762443.5